Exhibit 10 (d)

13 June, 2000

Mr Nguyen Van Hien
Richardson Electronics Pte Ltd
101 Lorong 23
#04-03, Geylang
Prosper House
Singapore 388399

Dear Mr Nguyen

Attached please find a Committed Facility letter of offer outlining the terms for the provision of a Singapore Dollar
$3,400,000.00 (or USD equivalent) line of credit.

In order to complete the documentation, would you please provide us with:

1) Certified copy of the Memorandum and Articles of Association for Richardson Electronics Pte Ltd;

2) Certified copy of the Certificate of Incorporation of Richardson Electronics Pte Ltd;

3) A Directors Resolution approving the facility and designated authorised signatory or signatories;

4) Facility Indemnity Agreement covering the use of fax transmissions for operating the credit facility, pro forma enclosed;

5) Letter of Indemnity covering the use of fax transmissions for Foreign Exchange contracts and payment instructions;

6) Signed copy of the enclosed Committed Facility letter; and

7) Signed copy of the enclosed Standard Terms and Conditions.

Please forward these documents to me at your earliest convenience.

Thank you for considering Bank One. We look forward to building on the strong relationship we enjoy with Richardson Electronics
Ltd through American National Bank.

Yours sincerely
for Bank One, NA,
Singapore Branch



Dennis Portelli
Vice President


cc: Gregory H. Teegen



13 June, 2000

Mr Nguyen Van Hien
Richardson Electronics Pte Ltd
101 Lorong 23
#04-03, Geylang
Prosper House
Singapore 388399

Attn : Mr Nguyen

Dear Sirs

COMMITTED FACILITY FOR SGD$3,400,000.00

We refer to your recent request and are pleased to advise you that Bank One, NA, Singapore Branch (hereinafter called the "Bank") is prepared, subject to satisfactory completion of legal documentation and upon the following terms and conditions, to grant to Richardson Electronics Pte Ltd (hereinafter called the "Borrower" or the "Company") a revolving committed credit facility (hereinafter called the "Committed Facility") of SGD$3,400,000.00 (Singapore Dollars Three Million Four Hundred Thousand).

1) Limits

"Credit Limit" - SGD$3,400,000.00 (i.e the aggregate principal amount owing by the Company (whether actual or contingent) shall not exceed SGD$3,400,000.00). This Committed Facility shall be available for direct advances, trade finances, ie. import L/C, import financing export negotiation and bill discounting, bid bonds, bank guarantees and foreign exchange activities (hereinafter referred to as "Facilities").

The Credit Limit shall always be stated in Singapore Dollars.

2) Pricing

(a) For Direct Advances in either US$ or SGD$, according to the following matrix, calculation for which is based off the Group
Consolidated accounts of Richardson Electronics, Ltd., (the
"Guarantor") with financial terms as defined in the U.S.
Revolver (as herein after defined):

REVOLVER PRICING MATRIX (Based on the U.S. Revolver)



      Senior Funded Debt/        REVOLVER               FACILITY
LEVEL    EBITDA Ratio              RATE                    FEE
  1        >2.00          Cost of Funds or SIBOR + 175    0.25%
  2     1.51 to 2.00      Cost of Funds or SIBOR + 150    0.25%
  3     1.00 to 1.50      Cost of Funds or SIBOR + 125    0.25%
  4       <1.00           Cost of Funds or SIBOR + 100    0.25%

Tested and effective at the times provided in the U.S. Revolver.

(b) For Fees and charges on trade services and bank guarantees, please refer to the attachment.

(c) Upfront Fee of 1/8 of 1% (0.125%) of the Credit Limit, payable at closing. Both the Upfront Fee and the Facility Fee will be paid by the Guarantor.

3) Purpose

The Facilities shall be used for working capital purposes but the Bank shall not be obliged to ensure that it is so utilised. Under the provisions of the Monetary Authority of Singapore, the proceeds are not to be used for financial investments, third country trade excluding Singapore, or by related companies outside of Singapore.

4) USD and SGD Current Account

The bank accounts will be in the name of the Borrower.

Direct Advance Facility; Draw Down Requests

Not later than 10 a.m. (Singapore time) two (2) Business Days before the proposed date of an advance (the "Advance"), the Company shall provide the Bank a Notice of Advance, in the form set out in the Schedule hereto, specifying:

   (a) the proposed date of the Advance;

   (b) the amount of that Advance which shall be a minimum of SGD$30,000 and in integral multiples of SGD$10,000; and

   (c) details of the bank account to which the proceeds are to be credited or such other manner of disbursement as the Borrower shall specify.

Notwithstanding the foregoing, the Bank may, at its absolute discretion, agree to make an Advance at the request of the Company, such request having been made by telephone, provided that a Notice of Advance is delivered to the Bank (by fax or by hand) on or before 3.00 p.m. (Singapore time) two (2) Business Days before the proposed date of Advance. All Notices of Advance (whether verbally or in writing) shall be irrevocable.

6) Letters of Credit

The Borrower shall on demand by the Bank pay all monies which the Bank has been requested to pay under any letter(s) of credit, bank guarantees, bid bonds and the like issued by the Bank at the Borrower's request (whether or not the Bank has already paid such monies).

The Borrower unconditionally and irrevocably undertakes to keep the Bank fully indemnified from and against all liabilities, claims, damages, judgments, costs (including costs on a full indemnity basis), expenses and disbursements of any kind whatsoever, legal or otherwise, which the Bank may sustain, or incur under or in connection with such letters of credit and the like issued by the Bank. The Borrower shall on demand by the Bank either procure the release and discharge of the Bank's liability under all letters of credit, bank guarantees, bid bonds and the like issued by it or pay to the Bank an amount equal to the aggregate amount guaranteed by the Bank under all letters of credit issued by it (which shall be charged to the Bank as security for the discharge of the Bank's obligations under such letters of credit).

7) Final Maturity Date

July 1st, 2004

8) Payment and Repayment

Repayment in full of all outstanding sums owing under the Facilities on or before the Final Maturity Date. Accrued interest shall be payable on the last day of the relevant
Interest Period.

Conditions Precedent

The Company's right to utilize the Committed Facility and the obligation of the Bank to advance under same shall be subject to the prior delivery of the following documents to the Bank in a form and substance satisfactory to the Bank:

(a) certified true copy of the Company's Memorandum and Articles of Association;

(b) certified true copy of the Certificate of Incorporation of the Company;

(c) certified extract of the Board of Directors' resolution of the Company duly authorising:-

   (i) the acceptance of the Facilities upon the terms and conditions set out herein;

   (ii) the appointment of an authorised signatory or signatories to execute on behalf of the Company all legal documents, notices and any other documents connected with the Facilities; and

   (iii) the affixation of the Company's common seal in accordance with the Company's Articles of Association on all legal documents required to be executed under common seal.

(d) the duplicate of this letter duly endorsed with the Company's acceptance;

(e) the provision of a signed copy of the enclosed Standard
Terms and Conditions;

(f) a Guarantee executed by Richardson Electronics Ltd in the form and substance acceptable to the Bank;

(g) Most recent copy of the Borrower's fiscal year end financial statements;

(h) Most recent audited copy of the Guarantor's fiscal year end financial statements; and

(i) any other documents and/or evidence which may be reasonably required by the Bank from time to time.

10) Events of Default

As per the Bank's Standard Terms and Conditions. In addition to the events of default listed in the Bank's Standard Terms and Conditions, it shall also be an event of default for purposes of the Facilities described in this letter if (i) a Default shall have occurred under the Amended and Restated Loan Agreement Dated as of July 1, 2000 among Guarantor, Various Lending Institutions, and American National Bank And Trust Company Of Chicago, as Agent (the "U.S. Revolver"), or (ii) the U.S. Revolver shall have been terminated, cancelled or prepaid without the same action being taken with respect to the Facilities set forth in this Committed Facility letter.

11) Undertakings

The Company undertakes and agrees with the Bank that, so long as any sum remains to be lent or remains payable hereunder and/or any other security document to which it is a party, it will notify the Bank of the occurrence of any Event of Default immediately upon becoming aware of it and will at the Bank's request deliver to the Bank a certificate confirming that no Event of Default has occurred or if any Event of Default has occurred, setting out details of the Event of Default and the action taken or proposed to be taken to remedy it.

12) Representations & Warranties

The Company represents and warrants to the Bank that:

(a) Status: it is a corporation duly established and validly existing under the laws of Singapore, and it has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;

(b) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations hereunder and any other security document to which it is a party;

(c) Authorisation and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (i) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations hereunder and any other security document to which it is a party, (ii) to ensure that those obligations are legally binding and enforceable and (iii) to make this Committed Facility letter and any other security document to which it is a party admissible in evidence in the courts of Singapore have been taken, fulfilled and done;

(d) Non-Violation of Laws Etc: its entry into, exercise of its rights and/or performance of or compliance with its obligations hereunder and any other security document to which it is a party do not and will not violate (i) any law to which it is subject and (ii) any provision of its Memorandum and Articles of Association or (iii) any agreement to which it is a party or which is binding on it or its assets, and do not and will not result in the existence of, or oblige it to create, any security over those assets;

(e) No Misstatement: no information, exhibit or report furnished in writing by it to the Bank in connection with the negotiation of this Committed Facility letter or any other security document to which it is a party contained any misstatement of fact as at the date of such exhibit or report or as at the date when such information was given which was material in the context of this Committed Facility letter or any other security document to which it is a party or omitted to state a fact as at such date which in any such case would be materially adverse to the interests of the Bank under this Committed Facility letter or any other security document to which it is a party; and

(f) Repetition: each of the above warranties will be correct and complied with in all respects so long as any sum remains to be lent or remains payable hereunder and/or any other security document to which it is a party as if repeated then by reference to the then existing circumstances.

13) Increased Cost

If following the introduction of or any change in law or regulation or compliance with any directive from or requirement of any governmental or monetary authority, there shall be any increase in the cost to the Bank in its cost of funding, making or maintaining the Facilities or any sum received or receivable by it or its effective return in respect of any of the Facilities is reduced ("Increased Costs and/or Reduction"), then the Company shall pay to the Bank an amount equal to such Increased Costs and/or Reduction.

14) Change In Law

If at any time the Bank determines that it is or will become unlawful or contrary to any law or rule, regulation, directive, guideline or request from the Monetary Authority of Singapore, any central bank or other governmental agency or self-regulating authority, whether or not having the force of law ("Directives") for the Bank to make, fund or maintain the Facilities or any part thereof or give effect to its obligations in respect thereof the Bank shall notify the Borrower thereof whereupon the Borrower shall repay to the Bank forthwith all amounts outstanding to the Bank or such part thereof as the Bank may require.

15) Other Terms

(a) Currency Indemnity: Any payment or payments made to or any amount received or recovered by the Bank in respect of any sum expressed to be due to it from the Company under or in connection with this Committed Facility letter in a currency (such currency hereinafter referred to as the "Relevant Currency") other than the currency in which such sum or sums are expressed to be payable under this Committed Facility letter (such currency hereinafter referred to as the "Currency of Account") (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up of the Company or otherwise) shall only constitute a discharge to the Company to the extent of the Currency of Account which the Bank is able, in accordance with its usual practice, to purchase with the amount so received or recovered in the Relevant Currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the amount of the Currency of Account is less than the amount expressed to be due to the Bank under this Committed Facility letter, the Company shall indemnify it against any loss sustained by it as a result. In any event, the Company shall indemnify the Bank against the cost of making any such purchase. For this purpose, it shall be sufficient for the Bank to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

(b) Payments and Taxes: Each payment to be made by the Borrower to the Bank shall be made in immediately available funds in the Currency of Account, at such place and/or account as the Bank shall notify the Borrower and shall be made in full (i) free of any restriction or condition (ii) without set-off or counterclaim and (iii) free and clear of and without deduction or withholding for any present or future taxes, goods or services tax, duties, levies or other deductions of whatever nature ("Taxes"). If the Borrower is compelled by law to make such deduction or withholding it shall pay such Taxes and shall pay to the Bank such additional amounts as may be necessary for the Bank to receive on the due date of each relevant payment and retain a net amount equal to the sum it would have received and retained had no such deduction or withholding been required or made.

16) Governing Law

This Committed Facility Letter shall be governed by the Laws of Singapore.

17) Jurisdiction

The Company submits to the non-exclusive jurisdiction of the courts of Singapore.

Where terms and conditions are not already expressly indicated above, our "Standard Terms and Conditions" attached hereto and other terms and conditions contained in the Bank's standard printed forms applicable to each Facility granted shall apply. Where there is any conflict between the terms expressly indicated herein and the former, the terms and conditions of this Committed Facility letter shall prevail.

Kindly confirm your acceptance of our terms and conditions by signing and affixing your Company's stamp on the duplicate of this Committed Facility letter and returning the same to us together with the attached Standard Terms and Conditions and your Company's resolutions. This letter supercedes all previous Committed Facility letters.

Yours faithfully
for Bank One, NA
Singapore Branch


/s/ Dennis Portelli
Dennis Portelli
Vice President


TO: BANK ONE, NA, SINGAPORE BRANCH

We confirm acceptance of the Committed Facility on the above stipulated terms and conditions and hereby irrevocably give permission to the Bank and its officers and employees in Singapore to disclose at any time any information concerning any matters or transactions in relation to the Committed Facility and any account (including any information whatsoever regarding monies in or other relevant particulars of such account) which we now have or may hereafter have with the Bank to any guarantor(s), co-debtor(s), co-mortgagors(s), joint holder(s), or any authority;

(b) any potential assignee or transferee or guarantor or any other person who has entered into or is proposing to enter in contractual arrangements with the Bank or us; and

(c) any officers and employees of the Bank, its head office and/or other branches, agencies and representative offices within and outside Singapore.


Authorised signatory:            Nguyen Van Hien


Company Stamp:                   _________________________


Designation:                     _________________________



for and on behalf of             _________________________
Richardson Electronics Pte Ltd    Date



BANK ONE, NA, TOKYO BRANCH


Standard Terms and Conditions relating to Japanese yen-denominated banking facilities (the "Facilities") granted by the Bank One, NA, Tokyo Branch (the "Bank") forming part of the Bank's Facility Letter to Richardson Electronics KK (the "Borrower"). These Standard Terms and Conditions, together with the Agreement on Bank Transactions, supplement the Facility Letter. In the event of a conflict or inconsistency between the terms of these Standard Terms and Conditions and the Agreement on Bank Transactions, the terms of the Agreement on Bank Transactions shall govern and control.

A GENERAL

1. Interest

1.1 Interest for bills facilities (including without limitation, additional or overdue interest) shall be calculated on a daily basis and based on a 360-day year or such other basis as may be determined by the Bank from time to time.

1.2 All interest (whether under this clause or any other clause hereof) shall be charged and payable at the respective rates and payable at the times provided under the Facility Letter and these Terms and Conditions up to the date of full payment of the amounts due, as well after as before any judgment obtained in respect thereof.

2. Additional Interest

2.1 Interest on overdue payments in respect of bills facilities shall be charged at the rate of 3% per annum above the contracted rate in the Facility Letter or the Overdue Interest
Rate, whichever is the lower, or such other rate (s) as the Bank may determine from time to time.

2.2 Interest on any bills facilities utilised by the Borrower prior to formal activation of the Facilities pursuant to the Facility Letter issued by the Bank to the Borrower or on an adhoc basis shall be charged at 3% per annum above the Japanese yen Rate or such other rate (s) as the Bank may determine from time to time. Interest on overdue payments in respect of such facilities used prior to such formal activation shall be charged at the Overdue Interest Rate.

2.3 Upon recall of any of the Facilities, interest shall be charged at the Overdue Interest Rate on the outstanding principal, interest and other money (s) due and owing to the Bank from the date of recall until the date of full payment.

3. Commission

3.1 Commission on bank guarantees shall be calculated based on the validity period (including the claims period) of the guarantee subject to a minimum duration of one year and the Bank's minimum charge prevailing from time to time. Commission shall be payable in one lump sum in advance.

4. Fees and Other Expenses

4.1 The Borrower shall pay:

   4.1.1 all GST, stamp duties, registration fees, reasonable legal fees, administrative fees and reasonable out-of-pocket expenses incurred by the Bank in connection with the Facilities and the preparation, execution, registration of the security documents (if any) and perfection of the security (if any), and all other documents required by the Bank in relation to the Facilities at such time deemed appropriate by the Bank; and

   4.1.2 all legal fees as between solicitor and client on a full indemnity basis and all other costs and disbursements in connection with demanding and enforcing payment of moneys due and owing to the Bank under or in connection with the Facilities.

   4.1.3 all fees associated with the issuance and fronting of letters of credit.

   4.1.4 all fees and interest if any payment under a credit facility occurs on a date which is not the last day of the applicable interest period for such a credit facility, whether because of acceleration, prepayment or otherwise, the Borrower will indemnify the Bank for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or redeploying deposits acquired to fund or maintain the credit facility.

4.2 Any such fees and expenses and any insurance premiums, property tax, valuation fees, GST, governmental or statutory levies and taxes and any other costs, charges, expenses and payments due and unpaid by the Borrower may be met by the Bank at its discretion; and interest on such amounts paid on behalf of the Borrower by the Bank shall be charged at the Overdue Interest Rate from the date of payment by the Bank to the date of full repayment thereof by the Borrower to the Bank.

5. Right to Debit Accounts

The Bank shall have the right (but not the obligation) at any time and without prior notice to the Borrower to debit the Borrower's account with interest, charges, commission, fees, expenses, normal bank charges, costs, GST and other taxes and levies, amounts overdue in respect of trust receipts, term bills, performance guarantees, indemnities, bonds, loans and all other moneys whatsoever due and owing from the Borrower to the Bank under or in connection with the Facilities. If such debiting causes the Borrower's account to be overdrawn, interest shall be payable on the amount overdrawn at the Overdue Interest Rate calculated on a daily basis with monthly rests and based on a 360-day year subject to a monthly minimum charge of Yen 1,000 or such other amount as may be determined by the Bank from time to time.

6. Right of Set-off

In addition to any lien, right of set-off or other rights which the Bank may have, the Bank shall be entitled at any time and without notice to the Borrower to combine or consolidate all or any of the accounts and liabilities of the Borrower with or to the Bank (in Japan or elsewhere) or set-off or transfer any sum or sums standing to the credit of one or more of such accounts in or towards the satisfaction of any of the liabilities of the Borrower to the Bank on any other account or accounts (in Japan or elsewhere) or in any other respect whether such liabilities be actual or contingent, primary or collateral, several or joint, or such accounts be held by the Borrower alone, jointly or jointly with any other persons and notwithstanding that the credit balances on such accounts and the liabilities on any other accounts may not be expressed in the same currency and the Bank shall have the right to effect any necessary conversions at its own rate of exchange then prevailing.

7. Information

The Borrower/guarantor shall supply to the Bank immediately upon request all statements, information, materials and explanations (except information of a proprietary nature) regarding the operations and finances of the Borrower/guarantor as may be reasonably required by the Bank from time to time.

8. Certificates and Statements

A statement or certificate signed by the President, Deputy President, Executive Vice President, Senior Vice-President, Vice-President, Assistant Vice President, Treasurer, Legal Officer or any authorised officer of the Bank as to (i) the moneys and liabilities for the time being due to or incurred by the Bank, (ii) its costs of funds, or (iii) any interest rate applicable to the Facility Letter shall subject only to clerical mistakes appearing on the face of the statement or certificate be final and conclusive and be binding on the Borrower.

9. Notice of Demand

Any demand for payment of moneys or other demand or notice in relation to the Facilities or any matters hereunder arising out of an Event of Default may be signed by the President, Deputy President, Executive Vice President, Senior Vice President, First Vice President, Vice President, Assistant Vice President, Treasurer, Legal Officer or other authorised officer for the time being of the Bank or by the Bank's solicitors, and made by letter addressed to the Borrower and sent by post to or left at the registered office or principal place of business (where applicable) in Japan or address in Japan of the Borrower in the records of the Bank and a notice or demand so given or made shall be deemed to be given or made or received on the day it was so left or the day following that on which it is posted as the case may be notwithstanding that it is returned by the post office undelivered. In addition where there is more than one Borrower, any demand or notice may be served by the Bank on either/any of the Borrowers only and such service shall be deemed to be sufficient service in respect of both/all the Borrowers.

10. Events of Default

10.1 The outstanding facilities together with accrued interest and all other monies payable to the Bank shall become immediately due and payable and the Bank's security shall become immediately enforceable without further demand in any of the following events:

   10.1.1 if the Borrower or any guarantor fails to pay the Bank
(a) on demand, any monies on the facilities granted or (b) on due date, any loan repayments, or (c) fails to perform or comply with any one or more of its other obligations under the Facility Letter and if in the opinion of the Bank that default is capable of remedy, it is not in the opinion of the Bank remedied within 15 days after notice of that default has been given to it by the Bank; or;

   10.1.2 if legal proceedings of any nature shall be instituted against the Borrower or any guarantor or any event occurs or circumstances arise including changes in the financial conditions of the Borrower or any guarantor which, in the opinion of the Bank, would materially and adversely affect the Borrower's or the guarantor's ability to repay the Bank;

   10.1.3 if the Borrower or guarantor is (or could be deemed by law or a court to be) insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or any part (or of a particular type) of its indebtedness, begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or of any part or a particular type of its indebtedness which it will otherwise be unable to pay when due), or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors, or ceases or threatens to cease to carry on its business or any part of its business, or a moratorium is agreed or declared in respect of or affecting all or any part of (or a particular type of) its indebtedness;

   10.1.4 if any action or any other steps has been taken or legal proceedings been started or threatened against the Borrower or guarantor for its bankruptcy, winding-up, dissolution, judicial management or re-organisation or for the appointment of a receiver, receiver and manager, judicial manager, trustee or similar officer of it or of any or all of its assets;

   10.1.5 if any representation, warranty or statement by the Borrower or by any guarantor in the Facility Letter is not complied with or is or proves to have been incorrect in any respect when made or, if it had been made on any later date by reference to the circumstances then existing, would have been incorrect in any respect on that later date;

   10.1.6 if any other indebtedness in excess of, singly or in the aggregate equivalent amount of US$250,000, in respect of borrowed money of the Borrower is not paid when due nor within any applicable grace period in any agreement relating to that indebtedness or becomes (or becomes capable of being rendered) due and payable before its normal maturity by reason of a default or event of default, however described;

   10.1.7 if a distress, attachment, execution or other legal process is levied, enforced or sued out on or against the assets of the Borrower or any guarantor and, in the opinion of the Bank, such event has or could have a material adverse effect on the Borrower or such guarantor;

   10.1.8 if the Borrower or any guarantor ceases or threatens to cease, to carry on all on a material part of its business;

   10.1.9 if any agency of any state seizes, compulsorily acquires, expropriates or nationalises all or a material part of the assets or shares of any of the Borrower or guarantor;

   10.1.10 if it is or will become unlawful for the Borrower or any guarantor to perform or comply with any one or more of its obligations under the Facility Letter;

  10.1.11 if any change in the shareholders of the Borrower occurs in their respective shareholdings without the prior consent in writing of the Bank;

   10.1.12 if any action, condition or thing (including the obtaining of any necessary consents) at any time required to be taken, fulfilled or done in order to enable the Borrower lawfully to enter into, exercise its rights and perform and comply with its obligations under the Facility Letter has not been taken, fulfilled or done or any such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with; or
   10.1.13 if the Facility Letter ceases to be (or is claimed by the Borrower not to be) the legal and valid obligation of the Borrower;

   10.1.14 if any litigation, arbitration or administrative proceeding is current or pending (a) to restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Borrower under the Facility Letter to which it is a party or (b) which has or could have a material adverse effect on the Borrower or any guarantor;

   10.1.15 if any event shall occur which under the laws of any applicable jurisdiction has an effect equivalent to any of the events referred to in this Clause 11; or

   10.1.16 if any event occurs or circumstances arise which, in the opinion of the Bank, gives reasonable grounds for believing that the Borrower or any guarantor may not (or may be unable to) perform or comply with any one or more of its obligations under the Facility Letter or these Terms.

11. Indemnity

The Borrower unconditionally and irrevocably undertakes to keep the Bank fully indemnified from and against all liabilities, claims, damages, judgments, costs (including legal costs on a full indemnity basis), expenses and disbursements of any kind whatsoever, legal or otherwise, which the Bank may sustain, or incur under or in connection with the Facilities. The Borrower shall further indemnify the Bank for any funding or other cost (including without limitation, legal costs on a full indemnity basis), loss, expense or liability sustained or incurred as a result of any prepayment or the occurrence of an Event of Default.

12. Indulgence of Bank

Notwithstanding the fact that the Bank may have delayed or failed or omitted to exercise any right, power, privilege, claim or remedy available to it on default by the Borrower and/or guarantor or that it may have accepted payment for any moneys outstanding under the Facilities after such default the Bank shall not be held to have waived or condoned or acquiesced in such default and may at any time thereafter exercise all or any of the remedies available to it and any delay or indulgence on the part of the Bank in taking steps to enforce any rights or remedies conferred on or available to it shall not be held to prejudice or be a waiver of its rights of action in respect thereof.

13. No Waiver

No failure or delay by the Bank in exercising any right, power or privilege hereunder shall impair the same or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. No waiver by the Bank shall be effective unless it is in writing.

14. Change of Address

Any change of address of the Borrower/guarantor must be promptly notified to the Bank in writing or in any other manner agreed to by the Bank.

15. Right of Disclosure

15.1 To the extent permitted by applicable law, and without prejudice to all rights of the Bank to disclose information relating to the account of the Borrower, the Bank is permitted by the Borrower to disclose (whether with or without notice to the Borrower and whether orally or in writing) any information concerning any matters or transactions in relation to the Facilities and the account (including any information whatsoever regarding the money or other relevant particulars of the account) which the Borrower now has or may hereafter have with the Bank:

   15.1.1 to any guarantor for the Facilities for any purposes relating to the Facilities and any security therefor;

   15.1.2 to any solicitor (s) acting for the Bank, the Borrower, any guarantor or any other party involved with the Facilities or any security therefor, in relation to the accounts of the Borrower, the Facilities and any security given in connection therewith;

   15.1.3 to the Commissioner of Stamp Duties, the Registry of Companies, Registry of Businesses, Registry of Titles, Registry of Deeds and/or any other government officials or departments or relevant bodies to whom the Bank deems fit to disclose information, for purposes in connection with stamping (or assessment of stamp duties on), registering, lodging or filing any or all documents or conducting of searches in connection with the Facilities;

   15.1.4 to any proposed transferee or assignee of any rights and obligations of the Bank under or relating to the Facilities and any security therefor for any purposes connected with such proposed transfer or assignment; and

   15.1.5 to any officers and employees of the Bank, its head office and/or other branches, agencies and representative offices within and outside Japan for the purpose of credit appraisal or review and carrying out collation, synthesis or processing of information.



16. Goods and Services Tax

In the event that any GST or any other taxes levies or charges whatsoever are now or hereafter required by law to be paid on or in respect of any sums payable to the Bank or any other matters under or relating to the Facilities or any security relating to the Facilities, the same shall be borne by the Borrower and the Borrower shall pay to the Bank the amount of any such GST or other taxes, levies or charges (or such part thereof which the law does not prohibit the Bank from collecting from the Borrower) on or before the same becomes due under law, in addition to all other sums payable to the Bank in relation to the Facilities and the Borrower shall indemnify the Bank against payment thereof.

17. Other Terms and Conditions

All other terms and conditions set out in any agreements required by the Bank to be executed in relation to the Facilities shall also apply.

18. Severability

If any one or more of the provisions contained herein or any part thereof shall be deemed invalid, unlawful or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions or part thereof contained herein shall not in any way be affected or impaired but these Terms and Conditions shall be construed as if such invalid, unlawful or unenforceable provision or part thereof had never been contained herein.

19. Governing Law

These Terms and Conditions and all matters relating to the Facilities shall be governed by the laws of Ilinois and the Borrower shall submit to the non-exclusive jurisdiction of the Courts in Illinois.

20. Successors and Assigns

20.1 The Facility Letter shall be binding upon and inure to the benefit of the Borrower and the Bank and the respective successors in title and assigns of the Bank and any reference in the Facility Letter to any party shall be construed accordingly. All undertakings, agreements, representations and warranties given, made or entered into by the Borrower under the Facility Letter shall survive the making of any assignments hereunder.

20.2 The Borrower shall have no right to assign or transfer any of its rights hereunder and it shall remain fully liable for all of its undertakings, agreements, duties, liabilities and obligations hereunder, and for the due and punctual observance and performance thereof.

20.3 The Bank (hereinafter called the "Assignor Bank") may at any time (without having to obtain any consent from the Borrower) assign all or part of its rights or transfer all or part of its obligations under the Facility Letter to any one or more banks or other lending institutions (each of which is in this Clause called an "Assignee Bank"). Any such Assignee Bank shall be treated as a party to the Facility Letter for all purposes of the Facility Letter and shall be entitled to the full benefit of the Facility Letter to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it and all references in the Facility Letter to the Assignor Bank shall subsequently be construed as references to the Assignor Bank and its Assignee Bank or Assignee Banks to the extent of their respective participations and the Borrower shall subsequently look only to the Assignee Bank or Assignee Banks (to the exclusion of the Assignor Bank) in respect of that proportion of the Assignor Bank's obligations under the Facility Letter as corresponds to such Assignee Bank's or Assignee Banks' respective participations in the Facility Letter and accordingly the Assignor Bank's commitment under the Facility Letter shall be appropriately reduced and the Assignee Bank shall assume a commitment (or, as the case may be, the Assignee Banks shall proportionately assume commitments in aggregate) equal to such reduction in the Assignor Bank's commitment.


B ADDITIONAL TERMS APPLICABLE TO INCORPORATED CORPORATIONS

21. Negative Pledge

21.1 The Borrower shall not create or permit to arise or subsist any charge, mortgage, pledge or lien in respect of any of its properties and assets (except for such pledge made directly in connection with the purchase of inventory in the ordinary course of business, with a value of such inventory (valued at the cost of such inventory) owned by the Borrower taken as a whole not exceeding the equivalent dollar amount of US$500,000 in the aggregate at any time), nor factor nor assign any of its accounts receivable without the prior written consent of the Bank, such consent not to be unreasonably withheld.

21.2 The Borrower shall not (disregarding sales of stock-in-trade in the ordinary course of business) sell, lease, transfer or otherwise dispose of, whether by a single transaction or by a number of transactions, whether related or not, all or any part of its assets which either alone or aggregated with all other disposals required to be taken in account, could in the opinion of the Bank have a material and adverse effect on its financial condition or business operations.

22. Accounts and Reports

The Borrower and guarantor shall submit to the Bank the applicable financial statements required under Section 6.1 of the U.S. Revolver, together with such other financial statements and information as may be reasonably requested by the Bank.

23. Reorganisation/Changes

23.1 The Borrower shall not without the prior written consent of the Bank, such consent not to be unreasonably withheld:

   23.1.1 undertake or permit any re-organisation, amalgamation, reconstruction, take-over, substantial change of shareholders or any other schemes of compromise or arrangement affecting its present constitution; and

   23.1.2 make substantial alteration to the nature of its business or amend or alter any of the provisions in the Borrower's Memorandum and Articles of Association relating to its borrowing powers and principal business activities.

24. Winding-up/Judicial Manager

The Borrower and guarantor shall immediately notify the Bank verbally of any petition filed or notice issued for passing of a resolution for the winding-up or appointment of a judicial manager of the Borrower and/or the guarantor. All verbal notifications shall be followed up within 24 hours by written notification.

25. Pari passu

The Borrower shall ensure that at all times the claims of the Bank against the Borrower shall rank at least pari passu in right and priority of payment with all its other present and future unsecured indebtedness;

26. Right of Inspection

The Borrower undertakes that the Bank shall have the right and the Borrower shall permit the Bank to enter upon any land or premises belonging to the Borrower or where it carries on its business and inspect the same and to inspect all accounts records and statements of the Borrower of a non proprietary nature and the Borrower shall give to the Bank such written authorities or other directions and provide such facilities and access as the Bank may reasonably require for the aforesaid inspections.

C INTERPRETATION

27.1 "Agreement on Bank Transactions" shall mean the Agreement on Bank Transactions, dated July _____, 2000, entered into by the Borrower and the Guarantor for the benefit of the Bank.

27.2 "Business Day" means any day, excluding Saturdays, Sundays and Public Holidays, on which banks are open in Japan for transaction of business of the nature set forth in the Facility Letter and in relation to advances and payments in United States Dollars, also a day on which deposits in United States Dollars may be dealt with on the Japan interbank market and on which banks in New York City are open for business;

27.3 "GST" means any goods and services tax or any other taxes levies or charges whatsoever of a similar nature which may be substituted for or levied in addition to any such tax, by whatever named called;

27.4 "Facility Letter" means the Bank's letter of offer to the Borrower including supplements thereto and any amendments, variations or modifications thereof;

27.5 "Guarantor" shall mean Richardson Electronics, Ltd., together with any guarantor, surety or indemnitor for the Facilities;

27.6 "Interest Period" means a period of one, two, three or six months commencing on a Business Day selected by the Borrower. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

27.7 "Overdue Interest Rate" means the rate per annum of 3% above the applicable interest rate set forth in Section 2(a) of the Facility Letter;

27.8 "Person" shall include any corporation, firm, partnership, society, association, statutory body and agency and governmental authority, whether local or foreign;

27.9 "TIBOR" the domestic yen TIBOR rate (expressed as a percentage per annum) for the period corresponding to each Interest Period, appearing as the rate published by the Federation of Bankers Association of Japan on the "17097" page on the TELERATE screen, which is indicated as the rate as of 11:00 a.m. (Tokyo time) two Business Days before the first day of the Interest Period. If such page on the TELERATE screen is not available for any reason on the date the interest rate is to be determined, the applicable interest rate shall be determined by reference to the interest rates offered on loans available by the Bank of the Tokyo financial market on the same date.

27.10 "Yen" or "Japanese Yen" shall mean the lawful currency of Japan.

27.11 "U.S. Revolver" shall have the meaning ascribed thereto in the Facility Letter.

28. Where two or more persons constitute the expression the "Borrower" all covenants, agreements, undertakings, stipulations, conditions and other provisions hereof and their liability hereunder shall be deemed to be, be made by and be binding on them jointly and severally.

29. Clauses and other headings are for ease of reference and shall not affect the interpretation of any provision hereof.



By:    /s/ Dennis Portelli
Title:     Vice President
Date:      July 1, 2000


BANK ONE, NA, SINGAPORE BRANCH

Standard Terms and Conditions relating to Singapore Dollars banking facilities (the "Facilities") granted by the Bank One, NA, Singapore Branch (the "Bank") forming part of the Bank's
Facility Letter to Richardson Electronics Pte Ltd (the
"Borrower").

A GENERAL

1. Interest

1.1 Interest for bills facilities (including without limitation, additional or overdue interest) shall be calculated on a daily basis and based on a 360-day year (365-day year for Singapore dollars) or such other basis as may be determined by the Bank from time to time.

1.2 All interest (whether under this clause or any other clause hereof) shall be charged and payable at the respective rates and payable at the times provided under the Facility Letter and these Terms and Conditions up to the date of full payment of the amounts due, as well after as before any judgment obtained in respect thereof.

2. Additional Interest

2.1 Interest on overdue payments in respect of bills facilities shall be charged at the rate of 3% per annum above the contracted rate in the Facility Letter or the Overdue Interest
Rate, whichever is the lower, or such other rate (s) as the Bank may determine from time to time.

2.2 Interest on any bills facilities utilised by the Borrower prior to formal activation of the Facilities pursuant to the Facility Letter issued by the Bank to the Borrower or on an adhoc basis shall be charged at 3% per annum above the Prime Rate or such other rate (s) as the Bank may determine from time to time. Interest on overdue payments in respect of such facilities used prior to such formal activation shall be charged at the Overdue Interest Rate.

2.3 Upon recall of any of the Facilities, interest shall be charged at the Overdue Interest Rate on the outstanding principal, interest and other money (s) due and owing to the Bank from the date of recall until the date of full payment.

3. Commission

3.1 Commission on bank guarantees shall be calculated based on the validity period (including the claims period) of the guarantee subject to a minimum duration of one year and the Bank's minimum charge prevailing from time to time. Commission shall be payable in one lump sum in advance.

4. Fees and Other Expenses

4.1 The Borrower shall pay:

   4.1.1 all GST, stamp duties, registration fees, reasonable legal fees, administrative fees and reasonable out-of-pocket expenses incurred by the Bank in connection with the Facilities and the preparation, execution, registration of the security documents (if any) and perfection of the security (if any), and all other documents required by the Bank in relation to the Facilities at such time deemed appropriate by the Bank; and

   4.1.2 all legal fees as between solicitor and client on a full indemnity basis and all other costs and disbursements in connection with demanding and enforcing payment of moneys due and owing to the Bank under or in connection with the Facilities.

   4.1.3 all fees associated with the issuance and fronting of letters of credit.

   4.1.4 all fees and interest if any payment under a credit facility occurs on a date which is not the last day of the applicable interest period for such a credit facility, whether because of acceleration, prepayment or otherwise, the Borrower will indemnify the Bank for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or redeploying deposits acquired to fund or maintain the credit facility.

4.2 Any such fees and expenses and any insurance premiums, property tax, valuation fees, GST, governmental or statutory levies and taxes and any other costs, charges, expenses and payments due and unpaid by the Borrower may be met by the Bank at its discretion; and interest on such amounts paid on behalf of the Borrower by the Bank shall be charged at the Overdue Interest Rate from the date of payment by the Bank to the date of full repayment thereof by the Borrower to the Bank.

5. Right to Debit Accounts

The Bank shall have the right (but not the obligation) at any time and without prior notice to the Borrower to debit the Borrower's account with interest, charges, commission, fees, expenses, normal bank charges, costs, GST and other taxes and levies, amounts overdue in respect of trust receipts, term bills, performance guarantees, indemnities, bonds, loans and all other moneys whatsoever due and owing from the Borrower to the Bank under or in connection with the Facilities. If such debiting causes the Borrower's account to be overdrawn, interest shall be payable on the amount overdrawn at the Overdue Interest Rate calculated on a daily basis with monthly rests and based on a 360-day year (365-day year for Singapore dollars) subject to a monthly minimum charge of US$5 (S$7.50) or such other amount as may be determined by the Bank from time to time.

6. Right of Set-off

In addition to any lien, right of set-off or other rights which the Bank may have, the Bank shall be entitled at any time and without notice to the Borrower to combine or consolidate all or any of the accounts and liabilities of the Borrower with or to the Bank (in Singapore or elsewhere) or set-off or transfer any sum or sums standing to the credit of one or more of such accounts in or towards the satisfaction of any of the liabilities of the Borrower to the Bank on any other account or accounts (in Singapore or elsewhere) or in any other respect whether such liabilities be actual or contingent, primary or collateral, several or joint, or such accounts be held by the Borrower alone, jointly or jointly with any other persons and notwithstanding that the credit balances on such accounts and the liabilities on any other accounts may not be expressed in the same currency and the Bank shall have the right to effect any necessary conversions at its own rate of exchange then prevailing.

7. Information

The Borrower/guarantor shall supply to the Bank immediately upon request all statements, information, materials and explanations (except information of a proprietary nature) regarding the operations and finances of the Borrower/guarantor as may be reasonably required by the Bank from time to time.

8. Certificates and Statements

A statement or certificate signed by the President, Deputy President, Executive Vice President, Senior Vice-President, Vice-President, Assistant Vice President, Treasurer, Legal Officer or any authorised officer of the Bank as to (i) the moneys and liabilities for the time being due to or incurred by the Bank, (ii) its costs of funds, or (iii) any interest rate applicable to the Facility Letter shall subject only to clerical mistakes appearing on the face of the statement or certificate be final and conclusive and be binding on the Borrower.

9. Notice of Demand

Any demand for payment of moneys or other demand or notice in relation to the Facilities or any matters hereunder arising out of an Event of Default may be signed by the President, Deputy President, Executive Vice President, Senior Vice President, First Vice President, Vice President, Assistant Vice President, Treasurer, Legal Officer or other authorised officer for the time being of the Bank or by the Bank's solicitors, and made by letter addressed to the Borrower and sent by post to or left at the registered office or principal place of business (where applicable) in Singapore or address in Singapore of the Borrower in the records of the Bank and a notice or demand so given or made shall be deemed to be given or made or received on the day it was so left or the day following that on which it is posted as the case may be notwithstanding that it is returned by the post office undelivered. In addition where there is more than one Borrower, any demand or notice may be served by the Bank on either/any of the Borrowers only and such service shall be deemed to be sufficient service in respect of both/all the Borrowers.

10. Events of Default

10.1 The outstanding facilities together with accrued interest and all other monies payable to the Bank shall become immediately due and payable and the Bank's security shall become immediately enforceable without further demand in any of the following events:

   10.1.1 if the Borrower or any guarantor fails to pay the Bank
(a) on demand, any monies on the facilities granted or (b) on due date, any loan repayments, or (c) fails to perform or comply with any one or more of its other obligations under the Facility Letter and if in the opinion of the Bank that default is capable of remedy, it is not in the opinion of the Bank remedied within 15 days after notice of that default has been given to it by the Bank; or;

   10.1.2 if legal proceedings of any nature shall be instituted against the Borrower or any guarantor or any event occurs or circumstances arise including changes in the financial conditions of the Borrower or any guarantor which, in the opinion of the Bank, would materially and adversely affect the Borrower's or the guarantor's ability to repay the Bank;

   10.1.3 if the Borrower or guarantor is (or could be deemed by law or a court to be) insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or any part (or of a particular type) of its indebtedness, begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or of any part or a particular type of its indebtedness which it will otherwise be unable to pay when due), or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors, or ceases or threatens to cease to carry on its business or any part of its business, or a moratorium is agreed or declared in respect of or affecting all or any part of (or a particular type of) its indebtedness;

   10.1.4 if any action or any other steps has been taken or legal proceedings been started or threatened against the Borrower or guarantor for its bankruptcy, winding-up, dissolution, judicial management or re-organisation or for the appointment of a receiver, receiver and manager, judicial manager, trustee or similar officer of it or of any or all of its assets;

   10.1.5 if any representation, warranty or statement by the Borrower or by any guarantor in the Facility Letter is not complied with or is or proves to have been incorrect in any respect when made or, if it had been made on any later date by reference to the circumstances then existing, would have been incorrect in any respect on that later date;

   10.1.6 if any other indebtedness in excess of, singly or in the aggregate equivalent amount of US$250,000, in respect of borrowed money of the Borrower is not paid when due nor within any applicable grace period in any agreement relating to that indebtedness or becomes (or becomes capable of being rendered) due and payable before its normal maturity by reason of a default or event of default, however described;

   10.1.7 if a distress, attachment, execution or other legal process is levied, enforced or sued out on or against the assets of the Borrower or any guarantor and, in the opinion of the Bank, such event has or could have a material adverse effect on the Borrower or such guarantor;

   10.1.8 if the Borrower or any guarantor ceases or threatens to cease, to carry on all on a material part of its business;

   10.1.9 if any agency of any state seizes, compulsorily acquires, expropriates or nationalises all or a material part of the assets or shares of any of the Borrower or guarantor;

   10.1.10 if it is or will become unlawful for the Borrower or any guarantor to perform or comply with any one or more of its obligations under the Facility Letter;

   10.1.11 if any change in the shareholders of the Borrower occurs in their respective shareholdings without the prior consent in writing of the Bank;

   10.1.12 if any action, condition or thing (including the obtaining of any necessary consents) at any time required to be taken, fulfilled or done in order to enable the Borrower lawfully to enter into, exercise its rights and perform and comply with its obligations under the Facility Letter has not been taken, fulfilled or done or any such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with; or

   10.1.13 if the Facility Letter ceases to be (or is claimed by the Borrower not to be) the legal and valid obligation of the Borrower;

   10.1.14 if any litigation, arbitration or administrative proceeding is current or pending (a) to restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Borrower under the Facility Letter to which it is a party or (b) which has or could have a material adverse effect on the Borrower or any guarantor;

   10.1.15 if any event shall occur which under the laws of any applicable jurisdiction has an effect equivalent to any of the events referred to in this Clause 11; or

   10.1.16 if any event occurs or circumstances arise which, in the opinion of the Bank, gives reasonable grounds for believing that the Borrower or any guarantor may not (or may be unable to) perform or comply with any one or more of its obligations under the Facility Letter or these Terms.

11. Indemnity

 The Borrower unconditionally and irrevocably undertakes to keep the Bank fully indemnified from and against all liabilities, claims, damages, judgments, costs (including legal costs on a full indemnity basis), expenses and disbursements of any kind whatsoever, legal or otherwise, which the Bank may sustain, or incur under or in connection with the Facilities. The Borrower shall further indemnify the Bank for any funding or other cost (including without limitation, legal costs on a full indemnity basis), loss, expense or liability sustained or incurred as a result of any prepayment or the occurrence of an Event of Default.

12. Indulgence of Bank

Notwithstanding the fact that the Bank may have delayed or failed or omitted to exercise any right, power, privilege, claim or remedy available to it on default by the Borrower and/or guarantor or that it may have accepted payment for any moneys outstanding under the Facilities after such default the Bank shall not be held to have waived or condoned or acquiesced in such default and may at any time thereafter exercise all or any of the remedies available to it and any delay or indulgence on the part of the Bank in taking steps to enforce any rights or remedies conferred on or available to it shall not be held to prejudice or be a waiver of its rights of action in respect thereof.

13. No Waiver

No failure or delay by the Bank in exercising any right, power or privilege hereunder shall impair the same or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. No waiver by the Bank shall be effective unless it is in writing.

14. Change of Address

Any change of address of the Borrower/guarantor must be promptly notified to the Bank in writing or in any other manner agreed to by the Bank.

15. Right of Disclosure

15.1 The Bank shall abide by its statutory obligations to keep information relating to the account of the Borrower confidential. Without prejudice to all rights of the Bank to disclose information relating to the account of the Borrower, and for all purposes whether under common law or Section 47 (4)
(a) of the Banking Act (as amended or re-enacted from time to time) or otherwise, the Bank and all persons to whom Section 47
(3) of that Act applies are permitted by the Borrower to disclose (whether with or without notice to the Borrower and whether orally or in writing) any information concerning any matters or transactions in relation to the Facilities and the account (including any information whatsoever regarding the money or other relevant particulars of the account) which the Borrower now has or may hereafter have with the Bank:

   15.1.1 to any guarantor for the Facilities for any purposes relating to the Facilities and any security therefor;

   15.1.2 to any solicitor (s) acting for the Bank, the Borrower, any guarantor or any other party involved withthe
Facilities or any security therefor, in relation to the accounts of the Borrower, the Facilities and any security given in connection therewith;

   15.1.3 to the Commissioner of Stamp Duties, the Registry of Companies, Registry of Businesses, Registry of Titles, Registry of Deeds and/or any other government officials or departments or relevant bodies to whom the Bank deems fit to disclose information, for purposes in connection with stamping (or assessment of stamp duties on), regiSterling, lodging or filing any or all documents or conducting of searches in connection with the Facilities;

   15.1.4 to any proposed transferee or assignee of any rights and obligations of the Bank under or relating to the Facilities and any security therefor for any purposes connected with such proposed transfer or assignment; and

   15.1.5 to any officers and employees of the Bank, its head office and/or other branches, agencies and representative offices within and outside Singapore for the purpose of credit appraisal or review and carrying out collation, synthesis or processing of information.

16. Goods and Services Tax

In the event that any GST or any other taxes levies or charges whatsoever are now or hereafter required by law to be paid on or in respect of any sums payable to the Bank or any other matters under or relating to the Facilities or any security relating to the Facilities, the same shall be borne by the Borrower and the Borrower shall pay to the Bank the amount of any such GST or other taxes, levies or charges (or such part thereof which the law does not prohibit the Bank from collecting from the Borrower) on or before the same becomes due under law, in addition to all other sums payable to the Bank in relation to the Facilities and the Borrower shall indemnify the Bank against payment thereof.

17. Other Terms and Conditions

All other terms and conditions set out in any agreements required by the Bank to be executed in relation to the Facilities shall also apply.

18. Severability

If any one or more of the provisions contained herein or any part thereof shall be deemed invalid, unlawful or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions or part thereof contained herein shall not in any way be affected or impaired but these Terms and Conditions shall be construed as if such invalid, unlawful or unenforceable provision or part thereof had never been contained herein.

19. Governing Law

These Terms and Conditions and all matters relating to the Facilities shall be governed by the laws of Singapore and the Borrower shall submit to the non-exclusive jurisdiction of the Courts in Singapore.

20. Successors and Assigns

20.1 The Facility Letter shall be binding upon and inure to the benefit of the Borrower and the Bank and the respective successors in title and assigns of the Bank and any reference in the Facility Letter to any party shall be construed accordingly. All undertakings, agreements, representations and warranties given, made or entered into by the Borrower under the Facility Letter shall survive the making of any assignments hereunder.

20.2 The Borrower shall have no right to assign or transfer any of its rights hereunder and it shall remain fully liable for all of its undertakings, agreements, duties, liabilities and obligations hereunder, and for the due and punctual observance and performance thereof.

20.3 The Bank (hereinafter called the "Assignor Bank") may at any time (without having to obtain any consent from the Borrower) assign all or part of its rights or transfer all or part of its obligations under the Facility Letter to any one or more banks or other lending institutions (each of which is in this Clause called an "Assignee Bank"). Any such Assignee Bank shall be treated as a party to the Facility Letter for all purposes of the Facility Letter and shall be entitled to the full benefit of the Facility Letter to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it and all references in the Facility Letter to the Assignor Bank shall subsequently be construed as references to the Assignor Bank and its Assignee Bank or Assignee Banks to the extent of their respective participations and the Borrower shall subsequently look only to the Assignee Bank or Assignee Banks (to the exclusion of the Assignor Bank) in respect of that proportion of the Assignor Bank's obligations under the Facility Letter as corresponds to such Assignee Bank's or Assignee Banks' respective participations in the Facility Letter and accordingly the Assignor Bank's commitment under the Facility Letter shall be appropriately reduced and the Assignee Bank shall assume a commitment (or, as the case may be, the Assignee Banks shall proportionately assume commitments in aggregate) equal to such reduction in the Assignor Bank's commitment.



B ADDITIONAL TERMS APPLICABLE TO INCORPORATED CORPORATIONS

21. Negative Pledge

21.1	The Borrower shall not create or permit to arise or subsist
any charge, mortgage, pledge or lien in respect of any of its properties and assets (except for such pledge made directly in connection with the purchase of inventory in the ordinary course of business, with a value of such inventory (valued at the cost of such inventory) owned by the Borrower taken as a whole not exceeding the equivalent dollar amount of US$500,000 in the aggregate at any time), nor factor nor assign any of its accounts receivable without the prior written consent of the Bank, such consent not to be unreasonably withheld.

21.2 The Borrower shall not (disregarding sales of stock-in-trade in the ordinary course of business) sell, lease, transfer or otherwise dispose of, whether by a single transaction or by a number of transactions, whether related or not, all or any part of its assets which either alone or aggregated with all other disposals required to be taken in account, could in the opinion of the Bank have a material and adverse effect on its financial condition or business operations.

22. Accounts and Reports

The Borrower and Guarantor shall submit to the Bank the applicable financial statements required under Section 6.1 of the U.S. Revolver together with such other financial statements and information as may be reasonably requested by the Bank.

23. Reorganisation/Changes

23.1 The Borrower shall not without the prior written consent of the Bank, such consent not to be unreasonably withheld:

   23.1.1 undertake or permit any re-organisation, amalgamation, reconstruction, take-over, substantial change of shareholders or any other schemes of compromise or arrangement affecting its present constitution; and

   23.1.2 make substantial alteration to the nature of its business or amend or alter any of the provisions in the Borrower's Memorandum and Articles of Association relating to its borrowing powers and principal business activities.

24. Winding-up/Judicial Manager

The Borrower and guarantor shall immediately notify the Bank verbally of any petition filed or notice issued for passing of a resolution for the winding-up or appointment of a judicial manager of the Borrower and/or the guarantor. All verbal notifications shall be followed up within 24 hours by written notification.

25. Pari passu

The Borrower shall ensure that at all times the claims of the Bank against the Borrower shall rank at least pari passu in right and priority of payment with all its other present and future unsecured indebtedness;

26. Right of Inspection

The Borrower undertakes that the Bank shall have the right and the Borrower shall permit the Bank to enter upon any land or premises belonging to the Borrower or where it carries on its business and inspect the same and to inspect all accounts records and statements of the Borrower of a non proprietary nature and the Borrower shall give to the Bank such written authorities or other directions and provide such facilities and access as the Bank may reasonably require for the aforesaid inspections.

C INTERPRETATION

27.1 "Business Day" means any day, excluding Saturdays, Sundays and Public Holidays, on which banks are open in Singapore for transaction of business of the nature set forth in the Facility Letter and in relation to advances and payments in United States Dollars, also a day on which deposits in United States Dollars may be dealt with on the Singapore interbank market and on which banks in New York City are open for business;

27.2. "Costs of Funds" means the rate per annum determined by the Bank to be the aggregate of (i):-

   (a) for amounts owing in Singapore Dollars, the rate at which it would be able to acquire Singapore Dollars in the Singapore interbank market at or about 11 a.m. Singapore time on the second Business Day before the commencement of any financing period and in amounts comparable with the amounts in relation to which the cost of funds is to be determined; or

   (b) for amounts owing in United States Dollars, the rate at which it would be able to acquire United States Dollars in the Singapore interbank market at or about 11 a.m. Singapore time on the second Business Day before the commencement of any financing period and in amounts comparable with the amounts in relation to which the cost of funds is to be determined;

and (ii) the rate determined by it to represent its costs of compliance with liquidity, reserve or similar requirements imposed by any relevant authority;".

27.3 "GST" means any goods and services tax payable under the Goods and Services Tax Act or any other taxes levies or charges whatsoever of a similar nature which may be substituted for or levied in addition to any such tax, by whatever named called;

27.4 "Facility Letter" means the Bank's letter of offer to the Borrower including supplements thereto and any amendments, variations or modifications thereof;

27.5 "Guarantor" shall mean Richardson Electronics, Ltd together with any guarantor, surety or indemnitor for the Facilities;

"Interest Period" means a period of one, two, three or six months commencing on a Business Day selected by the Borrower. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

27.7 "Overdue Interest Rate" means the rate per annum of 3% above the applicable Prime Rate or such other rate(s) applicable under the Facility Letter.

27.8 "Person" shall include any corporation, firm, partnership, society, association, statutory body and agency and governmental authority, whether local or foreign; and

27.9 "Prime Rate" means (i) for amounts owing in United States Dollars, the United States Dollars prime lending rate of the Bank prevailing from time to time; or (ii) for amounts owing in Singapore Dollars, the Singapore Dollars prime lending rate of the Bank prevailing from time to time; which is subject to variation without prior notice.".

27.10    "SGD$" shall mean the lawful currency of Singapore.

27.11 "SIBOR" the domestic SGD SIBOR rate (expressed as a percentage per annum) for the period corresponding to each Interest Period, appearing at TELERATE page 7310, which is indicated as the rate as of 11:00 a.m. (Singapore time) two Business Days before the first day of the Interest Period. If such page on the TELERATE screen is not available for any reason on the date the interest rate is to be determined, the applicable interest rate shall be determined by reference to the interest rates on loans available from the Bank in the Singapore interbank market on the same date.

27.12 "U.S. Revolver" shall have the meaning set forth in the Facility Letter.

28. Where two or more persons constitute the expression the "Borrower" all covenants, agreements, undertakings, stipulations, conditions and other provisions hereof and their liability hereunder shall be deemed to be, be made by and be binding on them jointly and severally.

29. The borrower agrees that lending in Singapore Dollar funds are subject to Singapore Dollar Lending Limits specified by the Monetary Authority of Singapore and available at the Singapore Branch. The borrower shall not use Singapore Dollar funds from the facilities for financial investments, third country trade or activities outside Singapore.

30. Clauses and other headings are for ease of reference and shall not affect the interpretation of any provision hereof.


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